                                                                   EXHIBIT 1(a)

                             UNDERWRITING AGREEMENT


                   For the Purchase of Collateral Trust Bonds
                              of IES Utilities Inc.



IES UTILITIES INC.
c/o Winthrop, Stimson, Putnam & Roberts
One Battery Park Plaza
New York, New York  10004-1490


                  SECTION 1. Purchase and Sale. On the basis of the representations and warranties, and subject to the terms and conditions, set forth in this agreement ("Underwriting Agreement"), each Underwriter (defined below) shall purchase from IES Utilities Inc. ("Company"), severally and not jointly, and the Company shall sell to each of the Underwriters (defined below), the principal amount of the Company's Collateral Trust Bonds set forth opposite the name of such Underwriter in Schedule II hereto at the price specified in
Schedule I hereto,  plus  accrued  interest,  if any, at the rate  specified  in
Schedule I hereto. The aggregate principal amount of such Collateral Trust Bonds being sold hereunder is hereinafter referred to as the "Bonds."

                  SECTION 2. Underwriters and Representative. The term "Underwriters," as used herein, shall be deemed to mean the several persons, firms, or corporations named in Schedule II hereto (including any substituted Underwriters under the provisions of Section 6), and the term "Representative," as used herein, shall be deemed to mean the representative or representatives of such Underwriters by whom or on whose behalf this Underwriting Agreement is signed. If there shall be one person, firm, or corporation named in said
Schedule II, the term "Underwriters" and the term "Representative," as used herein, shall mean that person, firm, or corporation. All obligations of the Underwriters are several and not joint. The use of the term "Underwriter" herein shall not be deemed to establish or admit that a purchaser of the Bonds is an "Underwriter" of the Bonds as such term is defined in and used under the Securities Act of 1933, as amended ("Securities Act").

                  SECTION 3. Description of the Bonds. The Bonds shall be in the aggregate principal amount and shall mature on the date specified in Schedule I hereto, and shall be issued under and secured by the Indenture of Mortgage and Deed of Trust, dated as of September 1, 1993, of the Company to The First National Bank of Chicago as Trustee ("Trustee"), as supplemented by ____ supplemental indentures and as it will be further supplemented by a supplemental indenture ("Supplemental Indenture") relating to the Bonds. Said Indenture of Mortgage and Deed of Trust, as so supplemented, is hereinafter referred to as the "Mortgage". The Bonds shall bear interest at the rate per annum specified in
Schedule I hereto. The Bonds and the Mortgage are more fully described in the Prospectus hereinafter referred to.

                  SECTION 4. Representations and Warranties of the Company. The Company represents and warrants that:

          (a)  It  has  filed  with  the  Securities  and  Exchange   Commission
     ("Commission") two registration statements (File Nos. 33-62259 and 333-_____) (collectively, the "Registration Statement") for the registration of up to an aggregate of $135,000,000 principal amount of the Company's debt securities under the Securities Act. Registration statements (File Nos. 33-62259 and 333-_____) have become effective. No stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been initiated or threatened by the Commission. The prospectus (including the supplement thereto) forming a part of the Registration Statement, at that time pursuant to Item 12 of Form S-3, is hereinafter referred to as the "Basic Prospectus." In the event that the Basic Prospectus shall have been amended, revised, or supplemented (but excluding any amendments, revisions, or supplements to the Basic Prospectus relating solely to the offering of debt securities other than the Bonds) prior to the time of effectiveness of this
     Underwriting Agreement, and with respect to any documents filed by the Company pursuant to Section 13, 14, or 15(d) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), after the time the Registration Statement initially became effective and up to the time of effectiveness of this Underwriting Agreement (but excluding documents incorporated therein by reference relating solely to the offering of debt securities other than the Bonds), which documents are deemed to be incorporated by reference in the Basic Prospectus, the term "Basic Prospectus" as used herein shall also mean such prospectus as so amended, revised, or supplemented. The Registration Statement as it initially became effective and as it may have been amended by any amendment thereto incorporated in the Basic Prospectus (including for these purposes as an amendment any document incorporated by reference in the Basic Prospectus) and the Basic Prospectus as it shall be supplemented to reflect the terms of offering and sale of the Bonds by a prospectus supplement ("Prospectus Supplement") to be filed with the Commission pursuant to Rule 424 under the Securities Act ("Rule 424"), are hereinafter referred to as the "Registration Statement" and the "Prospectus," respectively;

          (b) After the time of effectiveness of this Underwriting Agreement, the Company will not file (i) any amendment to the Registration Statement (except any amendment relating solely to the offering of debt securities other than the Bonds) or supplement to the Prospectus or (ii) prior to the time that the Prospectus is filed with the Commission pursuant to Rule 424, any document which is to be incorporated by reference in, or any supplement (including the Prospectus Supplement) to, the Basic Prospectus, in either case without prior notice to the Representative and Dorsey & Whitney LLP ("Counsel for the Underwriters"), or any such amendment, supplement, or document to which said Counsel shall reasonably object on legal grounds in writing. For purposes of this Underwriting Agreement, any document filed with the Commission after the effectiveness of this Underwriting Agreement and incorporated by reference in the Prospectus (except documents incorporated by reference relating solely to the offering of debt securities other than the Bonds) pursuant to Item 12 of Form S-3 shall be deemed a supplement to the Prospectus;

          (c) The Registration Statement, at the time of its effectiveness, fully complied, the Mortgage, at the time of its execution, will fully comply, and the Prospectus, when filed with the Commission pursuant to Rule 424 and at the Closing Date (hereinafter defined), as it may then be supplemented or amended, will fully comply, in all material respects with the applicable provisions of the Securities Act, the Trust Indenture Act of 1939, as amended ("Trust Indenture Act"), and the rules and regulations of the Commission thereunder or pursuant to said rules and regulations will be deemed to comply therewith; the documents incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, on the date first filed with the Commission pursuant to the Exchange Act, fully complied and on the date the Prospectus is filed with the Commission pursuant to Rule 424 and at the Closing Date (hereinafter defined) will comply in all material respects with the applicable provisions of the Exchange Act and the rules and regulations of the Commission thereunder or pursuant to said rules and regulations were or will be deemed to comply therewith; on the date of effectiveness of the Registration Statement and any post-effective amendment thereto (but excluding in each case any post-effective amendment relating solely to the offering of debt securities other than the Bonds) or, if later than such dates, on the date that the Company's most recent annual report on Form 10-K was filed with the Commission under the Exchange Act, the Registration Statement, as amended by any such post-effective amendment, did not or will not, as the case may be, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the Prospectus, at the date it is filed with the Commission pursuant to Rule 424 and at the Closing Date (hereinafter defined), as it may be amended or supplemented, will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; and on said dates and at such times, the documents then incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, when read together with the Prospectus, or the Prospectus as it may then be amended or supplemented, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the foregoing representations and warranties in this subsection (c) shall not apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Company by or through the Representative on behalf of any Underwriter for use in connection with the preparation of the Registration Statement or the Prospectus, as they may be amended or supplemented, or to any statements in or omissions from the statement of eligibility, as it may be amended, under the Trust Indenture Act of the Trustee under the Mortgage;

          (d) The Federal Energy Regulatory Commission has authorized the issuance and sale of the Bonds; such authorization is in full force and effect; the issuance and sale of the Bonds pursuant to this Underwriting Agreement will not violate the terms of such authorization; and no other authorization, approval or consent of any other governmental body or regulatory authority is legally required for the issuance and sale of the Bonds pursuant to this Underwriting Agreement, except such as have been obtained under the Securities Act and the Trust Indenture Act and such as may be required under the state securities or "blue sky" laws in connection with the purchase and distribution of the Bonds by the Underwriters;

          (e) The Company is a corporation duly incorporated, and validly existing, and in good standing under the laws of the State of Iowa and has full power and authority (corporate and other) under such laws to own its properties and to conduct its business as described in the Registration Statement and the Prospectus; and the Company does not own or lease substantial properties or conduct its business in any state other than the State of Iowa;

          (f) The Bonds have been duly authorized, and, when issued and delivered pursuant to this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by and secured by the Mortgage; the Supplemental Indenture will be substantially in the form filed as an exhibit to the Registration Statement; the Supplemental Indenture has been duly authorized and, when executed and delivered by the Company and the Trustee, will constitute a valid and legally binding instrument, enforceable in accordance with its terms, except as limited by the Public Utility Registration Act pursuant to Ch. 476 of the Iowa Code et seq., and except in each case as the same may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, by general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law) and by an implied covenant of good faith and fair dealing; and the Bonds and the Mortgage will conform in all material respects to the descriptions thereof in the Prospectus;

          (g) The Class "A" Bonds, upon the basis of which the Bonds are to be issued, have been duly authorized, and, when issued and delivered to the Trustee pursuant to the Mortgage, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided and secured by the 1940 Indenture (as defined in the Mortgage); the __________ Supplemental Indenture to the 1940 Indenture will be substantially in the form filed as an exhibit to the Registration Statement; the __________ Supplemental Indenture has been duly authorized and, when executed and delivered by the Company and the trustee under the 1940 Indenture, will constitute a valid and binding instrument, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization or other similar laws affecting enforcement of mortgages or other creditors' rights and general equity principles; and the Class "A" Bonds and the 1940 Indenture will conform in all material respects to the descriptions thereof in the Prospectus;

          (h) The ISU 1923 Indenture (as defined in the Mortgage) conforms in all material respects to the description thereof in the Prospectus; and

          (i) The consummation by the Company of the transactions herein contemplated and the fulfillment of the terms hereof will not result in a breach of any of the terms or provisions of, or constitute a default under, the Company's Articles of Incorporation or Bylaws, as amended, or of any indenture or other agreement or instrument to which the Company is now a party, including the Agreement and Plan of Merger by and among WPL Holdings, Inc., IES Industries Inc., and Interstate Power Company, dated as of November 10, 1995, as amended.

                  SECTION 5.  Offering.  Forthwith  upon the  execution  of this
Underwriting Agreement, the Representative, acting on behalf of the Underwriters, shall advise the Company whether a public offering of the Bonds is to be made, and, if so, shall furnish to the Company (which information shall be confirmed in writing as soon as practicable thereafter) (a) the information with respect to such offering of the Bonds and related matters that is required to complete the Prospectus Supplement or any post-effective amendment to the Registration Statement which may be required and a copy of any "agreement among underwriters"; (b) if a post-effective amendment to the Registration Statement is required, a consent, if necessary, to the filing of the post-effective amendment or an acceptable power-of-attorney authorizing an available individual to sign the consent on its behalf; and (c) such further information, if any, as may be required to be furnished by the Company under the Federal Power Act. Such information and the power-of-attorney may be provided by telecopier (in the case of the power-of-attorney, followed promptly by an executed copy). Nothing in this Underwriting Agreement shall be construed to require that the Underwriters make any such public offering on a "fixed price" basis. The Representative agrees to notify the Company in writing of any change in the plan of distribution of the Bonds that would require a supplement to the Prospectus or an amendment to the Registration Statement.

                  SECTION 6. Time and Place of Closing. Delivery of the Bonds and payment therefor by check or checks, payable to the Company or its order, in New York, New York, or by wire transfer, in immediately available funds, shall be made at the offices of Winthrop, Stimson, Putnam & Roberts, One Battery Park Plaza, New York, New York, at 10:00 A.M., New York time, on __________, or at such other place, time, and/or date as the Representative and the Company may agree upon in writing or as may be established in accordance with the following paragraph. The hour and date of such delivery and payment are herein called the "Closing Date."

                  The Bonds shall be delivered to the Representative for the respective accounts of the Underwriters in registered form in such authorized denominations and registered in such names as the Representative may reasonably request in writing at least two business days prior to the Closing Date, or, to the extent not so requested, in the names of the respective Underwriters in such denominations as the Company shall determine.

                  For the purpose of expediting the checking of the Bonds by the
Representative, the Company agrees to make the Bonds available to the Representative for checking not later than 2:30 P.M., New York time, on the last business day preceding the Closing Date, at the New York office of The First National Bank of Chicago, or at such other place, time, and/or date as may be agreed upon between the Company and the Representative.

                  If any Underwriter shall fail or refuse (otherwise than for some reason sufficient to justify, in accordance with the terms hereof, the cancellation or termination of its obligations hereunder) to purchase and pay for the principal amount of Bonds that it has agreed to purchase and pay for hereunder, the Company shall immediately give notice to the Representative of the default of such Underwriter, and the other Underwriters shall have the right within twenty-four (24) hours after the receipt of such notice by the Representative to determine to purchase, or to procure one or more others, who are members of the National Association of Securities Dealers, Inc. ("NASD") (or, if not members of the NASD, who are foreign banks, dealers, or institutions not registered under the Exchange Act and who agree in making sales to comply with the NASD's Rules of Fair Practice), and satisfactory to the Company, to purchase, upon the terms herein set forth, the principal amount of Bonds that the defaulting Underwriter had agreed to purchase. If any non-defaulting Underwriter or Underwriters shall determine to exercise such right, the Representative shall give written notice to the Company of such determination within twenty-four (24) hours after it shall have received notice of any such default, and thereupon the Closing Date shall be postponed for such period, not exceeding three business days, as the Company shall determine. If in the event of such a default the Representative shall fail to give such notice, or shall within such twenty-four (24) hour period give written notice to the Company that no other Underwriter or Underwriters, or others, will exercise such right, then this Underwriting Agreement may be terminated by the Company, upon like notice given to the Representative, within a further period of twenty-four (24) hours. If in such case the Company shall not elect to terminate this Underwriting Agreement, it shall have the right, irrespective of such default:

          (a) to require such non-defaulting Underwriters to purchase and pay for the respective principal amounts of Bonds that they had severally agreed to purchase hereunder, as hereinabove provided, and, in addition, the principal amount of Bonds that the defaulting Underwriter shall have so failed to purchase up to a principal amount thereof equal to one-ninth (1/9th) of the respective principal amounts of Bonds that such non-defaulting Underwriters have otherwise agreed to purchase hereunder, and/or

          (b) to procure one or more others, who are members of the NASD (or, if not members of the NASD, who are foreign banks, dealers, or institutions not registered under the Exchange Act and who agree in making sales to comply with the NASD's Rules of Fair Practice), to purchase, upon the terms herein set forth, the principal amount of Bonds that such defaulting Underwriter had agreed to purchase, or that portion thereof that the remaining Underwriters shall not be obligated to purchase pursuant to the foregoing clause (a).

In the event the Company shall exercise its rights under clause (a) and/or (b) above, the Company shall give written notice thereof to the Representative within such further period of twenty-four (24) hours, and, thereupon, the Closing Date shall be postponed for such period, not exceeding three business days, as the Company shall determine. In the event the Company shall be entitled to but shall not elect to exercise its rights under clause (a) and/or (b), the Company shall be deemed to have elected to terminate this Underwriting Agreement.

                  Any action taken by the Company under this Section 6 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Underwriting Agreement. Termination by the Company under this Section 6 shall be without any liability on the part of the Company or any non-defaulting Underwriter, except as otherwise provided in subsection
(g) of Section 7.

                  In the computation of any period of twenty-four (24) hours referred to in this Section 6, there shall be excluded a period of twenty-four
(24) hours in respect of each Saturday, Sunday, or legal holiday which would otherwise be included in such period of time.

                  SECTION 7. Covenants of the Company. The Company agrees with each of the Underwriters:

          (a) To deliver to the Representative a signed copy of the Registration Statement as originally filed and of all amendments thereto relating to the Bonds or a conformed copy thereof certified by an officer of the Company to be in the form filed.

          (b) To deliver to the Underwriters, through the Representative, prior to 10:00 A.M. New York time on the business day after the date on which this Underwriting Agreement becomes effective as many copies of the Prospectus as the Representative may reasonably request.

          (c) To cause the Prospectus to be filed with the Commission pursuant to and in compliance with Rule 424, and to advise the Representative promptly of the issuance of any stop order under the Securities Act with respect to the Registration Statement or the institution of any proceedings therefor of which the Company shall have received notice. The Company will use its best efforts to prevent the issuance of any such stop order and to secure the prompt removal thereof if issued.

          (d) During such period of time (not exceeding nine months) after the Prospectus has been filed with the Commission pursuant to Rule 424 as the Underwriters are required by law to deliver a prospectus, if any event relating to or affecting the Company or of which the Company shall be advised in writing by the Representative shall occur which in the Company's opinion should be set forth in a supplement or amendment to the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser of the Bonds, not misleading, to notify the Representative of such event and to amend or supplement the Prospectus by either (i) preparing and filing with the Commission and furnishing to the Representative at the Company's expense a reasonable number of copies of a supplement or supplements or an amendment or amendments to the Prospectus or (ii) making an appropriate filing pursuant to Section 13, 14, or 15(d) of the Exchange Act, which will supplement or amend the Prospectus so that, as supplemented or amended, it will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser of the Bonds, not misleading; provided that should such event relate solely to the activities of any of the Underwriters, then the Underwriters shall assume the expense of preparing any such amendment or supplement. In case any Underwriter is required to deliver a prospectus after the expiration of nine months from the date the Prospectus is filed with the Commission pursuant to Rule 424, the Company, upon the request of the Representative, will furnish to the Representative, at the expense of such Underwriter, a reasonable quantity of a supplemented or amended prospectus or supplements or amendments to the Prospectus complying with Section 10(a) of the Securities Act.

          (e) During such period of time after the date the Prospectus is filed with the Commission pursuant to Rule 424 as a prospectus relating to the Bonds is required to be delivered under the Securities Act, to file promptly all documents required to be filed with the Commission pursuant to
     Section 13, 14, or 15(d) of the Exchange Act.

          (f) To make generally available to the Company's security holders as soon as practicable an earning statement (which need not be audited) in reasonable detail covering a period of at least twelve months beginning after the "effective date of the registration statement" within the meaning of Rule 158 under the Securities Act, which earning statement shall be in such form, and be made generally available to security holders in such a manner, as to comply with the requirements of Section 11(a) of the Securities Act and Rule 158 promulgated under the Securities Act.

          (g) Except as herein otherwise provided, to pay all expenses and taxes (except transfer taxes) in connection with (i) the preparation and filing of the Registration Statement and any amendments thereto, (ii) the issuance, printing, and delivery of the Bonds, (iii) the preparation, execution, filing, and recording of the Supplemental Indenture, (iv) any fees charged by securities rating services for rating the Bonds and (v) the typing, printing, and delivery to the Underwriters, through the Representative, of reasonable quantities of copies of the Registration Statement and the Prospectus, and any amendment or supplement thereto, except as otherwise provided in paragraph (d) of this Section. The Company shall not, however, be required to pay any amount for any expenses of the Representative or any of the Underwriters, except that, if this Underwriting Agreement shall be terminated in accordance with the provisions of Section 8, 9, or 11, the Company will reimburse the Representative for (i) the reasonable fees and disbursements of counsel for the Underwriters, whose fees and disbursements the Underwriters agree to pay in any other event, and (ii) their reasonable out-of-pocket expenses, in an amount not exceeding a total of ten thousand dollars ($10,000), incurred in contemplation of the performance of this Underwriting Agreement. The Company shall not in any event be liable to any of the Underwriters for damages on account of loss of anticipated profits.

          (h) Not to sell any  additional  Collateral  Trust  Bonds  (other than
     Collateral Trust Bonds of one or more series having a maturity or maturities different from the date of maturity of the Bonds) without the consent of the Representative until the earlier to occur of (i) the Closing Date or (ii) in the case of an initial public offering at a fixed price by the Underwriters, the date of the termination of the fixed price offering restrictions applicable to the Underwriters. The Representative agrees to notify the Company of such termination if it occurs prior to the Closing Date.

                  SECTION 8. Conditions of Underwriters' Obligations. The obligation of the Underwriters to purchase and pay for the Bonds shall be subject to the accuracy of the representations and warranties made herein on the part of the Company and to the following conditions:

          (a) The Prospectus shall have been filed with the Commission pursuant to and in compliance with Rule 424.

          (b) No stop order suspending the effectiveness of the Registration Statement shall be in effect at or prior to the Closing Date, and no proceedings for that purpose shall be pending before, or threatened by, the Commission on the Closing Date; and at the Closing Date the Representative shall have received a certificate, dated the Closing Date and signed by an officer of the Company, to the effect that no such stop order has been or is in effect and that no proceedings for such purpose are pending before, or to the knowledge of the Company threatened by, the Commission.

          (c) The authorization by the Federal Energy Regulatory Commission of the issuance and sale of the Bonds shall be in full force and effect;

          (d) At the Closing Date, the Representative shall have received from ____________, counsel for IES Industries Inc., Winthrop, Stimson, Putnam & Roberts, counsel to the Company, and Dorsey & Whitney LLP, counsel for the Underwriters, opinions in substantially the form and substance set forth in Exhibits A, B, and C hereto, respectively, (i) with such changes therein as may be agreed upon by the Company and the Representative, with the approval of counsel for the Underwriters, and (ii) if the Prospectus relating to the Bonds shall be supplemented after the Prospectus shall have been filed with the Commission pursuant to Rule 424, with changes therein to reflect such supplementation.

          (e) On the Closing Date, the Representative shall have received from Arthur Andersen LLP a letter dated the Closing Date, in substantially the form and substance set forth in Exhibit D hereto.

          (f) At the Closing Date, the Representative shall have received a certificate of the Company dated the Closing Date and signed by a Vice President of the Company, to the effect that (i) the Federal Energy Regulatory Commission has authorized the issuance and sale of the Bonds and such authorization is in full force and effect, to the best knowledge of the signer; (ii) since the most recent date as of which information is given in the Prospectus, as it may have been amended or supplemented, there has not been any material adverse change in the business, property, or financial condition of the Company and there has not been any material transaction entered into by the Company, other than transactions in the ordinary course of business, in each case other than as referred to in, or contemplated by, the Prospectus, as it may have been amended or supplemented; and (iii) to the best knowledge of the signer, the representations and warranties of the Company in this Underwriting Agreement are true and correct in all material respects at and as of the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date.

          (g) All legal proceedings to be taken in connection with the issuance and sale of the Bonds shall have been satisfactory in form and substance to Counsel for the Underwriters.

                  If any of the conditions specified in this Section 8 shall not have been fulfilled, this Underwriting Agreement may be terminated by the Representative with the consent of the Underwriters, who may include the Representative, which have agreed to purchase in the aggregate fifty percent (50%) or more of the principal amount of the Bonds, upon notice thereof to the Company. Any such termination shall be without liability of any party to any other party, except as otherwise provided in subsection (g) of Section 7.

                  SECTION 9. Conditions of Company's Obligations. The obligations of the Company hereunder shall be subject to the following conditions:

          (a) The Prospectus shall have been filed with the Commission pursuant to and in compliance with Rule 424.

          (b) No stop order suspending the effectiveness of the Registration Statement shall be in effect at or prior to the Closing Date, and no proceedings for that purpose shall be pending before, or threatened by, the Commission on the Closing Date.

          (c) The authorization by the Federal Energy Regulatory Commission of the issuance and sale of the Bonds shall be in full force and effect.

                  In case any of the conditions specified in this Section 9 shall not have been fulfilled, this Underwriting Agreement may be terminated by the Company upon notice thereof to the Representative. Any such termination shall be without liability of any party to any other party, except as otherwise provided in subsection (g) of Section 7.

                  SECTION 10.  Indemnification.

          (a) The Company shall indemnify, defend, and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages, or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or common law. The Company shall reimburse each such Underwriter and controlling person for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by them, such reimbursement to be made as such expenses are incurred by them, in connection with investigating any such losses, claims, damages, or liabilities or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses, or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a preliminary prospectus (if used prior to the initial effective date of the Registration Statement), or in the Basic Prospectus (if used prior to the date that the Prospectus is filed with the Commission pursuant to Rule 424) or in the Registration Statement or the Prospectus, as amended or supplemented (if any amendments or supplements thereto shall have been made), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the indemnity agreement contained in this paragraph shall not apply to any such losses, claims, damages, liabilities, expenses, or actions arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company by or through the Representative on behalf of any Underwriter expressly for use in connection with the preparation of the Registration Statement or the Prospectus or any amendment or supplement to either thereof, or arising out of, or based upon, statements in or omissions from that part of the Registration Statement which shall constitute the statement of eligibility under the Trust Indenture Act of the Trustee under the Indenture; and provided further, that the indemnity agreement contained in this paragraph shall not inure to the benefit of any Underwriter or of any person controlling any Underwriter on account of any such losses, claims, damages, liabilities, expenses, or actions arising from the sale of the Bonds to any person if there shall not have been given or sent to such person on behalf of such Underwriter (i) with or prior to the written confirmation of the sale to such person a copy of the Prospectus, as then amended or supplemented (exclusive for this purpose of any amendment or supplement relating solely to any offering of debt securities other than the Bonds and of any document which becomes incorporated by reference pursuant to Item 12 of Form S-3 more than 3 business days prior to the date hereof), and (ii) as soon as available after such written confirmation a copy of any amendment or supplement to the Prospectus (exclusive for this purpose of any document incorporated by reference pursuant to Item 12 of Form S-3) which the Company shall thereafter furnish, pursuant to subsection (d) of
     Section 7 hereof, relating to an event occurring prior to the payment for and delivery to such person of the Bonds involved in such sale. The indemnity agreement of the Company contained in this Section and the representations and warranties of the Company contained in Section 4 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any such controlling person, and shall survive the delivery of the Bonds.

          (b) Each Underwriter shall indemnify, defend, and hold harmless the Company, its directors and officers, and each person who controls any of the foregoing within the meaning of Section 15 of the Securities Act, from and against any and all losses, claims, damages, or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or common law and shall reimburse each of them for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by them, such reimbursement to be made as such expenses are incurred by them, in connection with investigating any such losses, claims, damages, or liabilities or in connection with defending any action, insofar as such losses, claims, damages, liabilities, expenses, or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, as amended or supplemented (if any amendments or supplements thereto shall have been furnished), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company by or through the Representative on behalf of such Underwriter expressly for use in connection with the preparation of the Registration Statement or the Prospectus or any amendment or supplement to either thereof. The indemnity agreement of the respective Underwriters contained in this paragraph shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Company, its directors or officers, or any such controlling person, and shall survive the delivery of the Bonds.

          (c) The Company and the several Underwriters each shall, upon the receipt of notice of the commencement of any action against it or any person controlling it as aforesaid, in respect of which indemnity may be sought on account of any indemnity agreement contained herein, promptly give written notice of the commencement thereof to the party or parties against whom indemnity shall be sought hereunder, but the omission so to notify the indemnifying party or parties of any such action shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party otherwise than on account of such indemnity agreement. In case such notice of any such action shall be so given, the indemnifying party shall be entitled to participate at its own expense in the defense or, if it so elects, to assume (in conjunction with any other indemnifying parties) the defense of the action, in which event the defense shall be conducted by counsel chosen by such indemnifying party or parties and satisfactory to the indemnified party or parties who shall be a defendant or defendants in the action, and the indemnified defendant or defendants shall bear the fees and expenses of any additional counsel retained by them; but if the indemnifying party shall elect not to assume the defense of the action, the indemnifying party will reimburse the indemnified party or parties for the reasonable fees and expenses of any counsel retained by the indemnified party or parties. If the indemnifying party does not employ counsel to take charge of the defense or if counsel for the indemnifying party reasonably concludes that there may be defenses available to the indemnified party which are different from or in addition to those available to the indemnifying party (in which case the indemnifying party will not have the right to assume the defense on behalf of the indemnified party), legal expenses (limited to those of one counsel for all indemnified parties) and other expenses reasonably incurred by the indemnified party will be paid by the indemnifying party. No party will be liable with respect to any settlement made without its prior written consent.

          (d) If the indemnification provided for in this Section 10 is unavailable to hold harmless an indemnified party under subsection (a) or
     (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statements of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statements or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Bonds underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

          (e) The respective obligations of the Company and the Underwriters under this Section 10 shall be in addition to any liability which each of them may otherwise have.

                  SECTION 11. Termination. This Underwriting Agreement may be terminated at any time prior to the Closing Date by the Representative with the consent of the Underwriters, who may include the Representative, which have agreed to purchase in the aggregate fifty percent (50%) or more of the aggregate principal amount of the Bonds, if, prior to such time, (i) trading in securities on the New York Stock Exchange shall have been generally suspended, (ii) minimum or maximum ranges for prices shall have been generally established on the New York Stock Exchange by the New York Stock Exchange, the Commission, or other governmental authority, (iii) a general banking moratorium shall have been declared by federal or New York State authorities, (iv) an outbreak or escalation of hostilities or other national or international calamity or crisis occurs, the effect of which on the financial markets of the United States is such as, in the reasonable judgment of the Representative, to make it impracticable to market the Bonds or enforce contracts for the sale of the Bonds or (v) in the reasonable judgment of the Representative, the subject matter of any amendment or supplement (prepared by the Company) to the Basic Prospectus, the Registration Statement or the Prospectus (except for information relating to the public offering of the Bonds or to the activity of any Underwriter or Underwriters) filed or issued after the effectiveness of this Underwriting Agreement by the Company shall have materially impaired the marketability of the Bonds. Any termination hereof pursuant to this Section 11 shall be without liability of any party to any other party, except as otherwise provided in subsection (g) of Section 7.

                  SECTION 12. Applicable Law. This Underwriting Agreement and the Bonds to be sold hereunder shall be New York contracts, and their validity and interpretation shall be governed by the laws of the State of New York.

                  SECTION 13. Successors. This Underwriting Agreement shall inure to the benefit of the Company, the Underwriters and, with respect to the provisions of Section 10, each director, officer, and controlling person referred to in Section 10, and their respective successors. Nothing herein is intended or shall be construed to give to any other person, firm, or corporation any legal or equitable right, remedy, or claim under or in respect of any provision in this Underwriting Agreement. The term "successor" as used in this Underwriting Agreement shall not include any purchaser, as such purchaser, of any of the Bonds from any of the Underwriters.

                  SECTION 14. Notices. All communications hereunder shall be in writing and, if to the Underwriters, shall be mailed or delivered to the Representative at the address set forth below, or, if to the Company, shall be mailed or delivered to it c/o IES Utilities Inc., 200 First Street, S.E., Cedar Rapids, Iowa 52401 Attention: Treasurer.

                  SECTION 15. Counterparts. This Underwriting Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of such counterparts, when so executed and delivered, shall be deemed to be an original, and all of such counterparts shall, taken together, constitute one and the same agreement.

                                   -----------

                  The stated interest rate to be borne by the Bonds and the price to be paid to the Company therefor (stated as a percentage of the principal amount of the Bonds), in each case are set forth in Schedule I hereto. If said interest rate and price and this Underwriting Agreement are in accordance with your understanding of our agreement, please indicate your acceptance thereof in the space provided below for that purpose; whereupon, this letter and your acceptance shall constitute a binding agreement between the Company and the several Underwriters in accordance with its terms.


                               Very truly yours,

                               As Representative(s) of the Underwriters







                               By:
                                  --------------------------------------
                                  Name:
                                  Title:

                               Address of Representative(s):







The foregoing Underwriting Agreement is hereby accepted as of the date set forth below:

IES UTILITIES INC.


By:
   --------------------------
   Name:
   Title:
   Date:

                                   SCHEDULE I



Underwriting Agreement dated

Registration Statements (Nos. 33-62259 and 333-_____)


Securities:

         Designation:  Collateral Trust Bonds ___% Series Due ____

         Principal Amount:  $

         Date of Maturity:

         Interest Rate:  ___%

         Commencement of Interest Accrual:

         Purchase Price:  ___%

         Public Offering Price:  ___%

         Closing Date:

                                   SCHEDULE II



                                Principal Amount
Name of Underwriter                                        of Bonds
- -------------------                                    ----------------

                                                       $----------

                                                Total  $==========

                                                                      EXHIBIT A

                       [Letterhead of IES Industries Inc.]


                                                           [Date]

Re:  $__________ Collateral Trust Bonds ___% Series Due ____

Ladies and Gentlemen:

                  I am counsel for IES Industries Inc., the parent company of IES Utilities Inc. (the "Company") and have participated in the issuance and sale by the Company to you of $__________ aggregate principal amount of Collateral Trust Bonds ___% Series Due ____ (the "Bonds"), issued under the Company's Indenture of Mortgage and Deed of Trust, dated as of September 1, 1993, to The First National Bank of Chicago, as Trustee (the "Trustee"), as heretofore supplemented and as supplemented by the _____ Supplemental Indenture dated as of __________ (the "Supplemental Indenture") (said Mortgage of
Indenture and Deed of Trust as so supplemented is herein referred to as the "Mortgage") pursuant to an Underwriting Agreement dated as of __________ between you and the Company (the "Underwriting Agreement").

                  In  this   connection,   I,  or  attorneys  under  my  general
supervision, have examined, among other things, the following:

                    (a) the  Registration  Statement  and the  Prospectus  (such terms having the same meanings herein as in the Underwriting Agreement);

                    (b) the  Articles  of  Incorporation  of the Company and all
               amendments thereto, as certified by the Secretary of State of the State of Iowa;

                    (c) a  Certificate  of  the  Secretary  of  State  or  other appropriate state official certifying as to the good standing and qualification of the Company to transact business in the State of Iowa;

                    (d) the By-laws of the Company,  certified by the  Secretary of the Company;

                    (e) the Mortgage;

                    (f) the  Company's  Indenture  of Mortgage and Deed of Trust
               dated as of August 1, 1940, to The First National Bank of Chicago, as trustee, as amended and supplemented and as it is further supplemented by the _____ Supplemental Indenture, dated as of __________ (the "1940 Supplemental Indenture"), pursuant to which certain First Mortgage Bonds of the Company (the "Class "A" Bonds") have been issued (said Mortgage and Deed of Trust as so amended and supplemented is herein referred to as the "1940 Indenture");

                    (g) the  Company's  Indenture  of Mortgage and Deed of Trust
               dated as of February 1, 1923, to The First National Bank of Chicago, as trustee, as amended and supplemented ("ISU 1923 Indenture");

                    (h) Resolutions of the Executive Committee of the Board of Directors of the Company dated _________, and the Chairman's Certificate dated ___________, pertaining to the authorization and sale of the Bonds, the terms and conditions thereof and related matters;

                    (i) Abstracts of Title and  Certificates  for title searches covering all pertinent county records in the various counties in which property of the Company is situated, together with title opinions of counsel deemed by me to be competent and reputable and upon whom I believe I am justified in relying as to such matters;

                    (j) copies of franchises of the Company and the  proceedings under which they were granted;

                    (k) the  Application  filed by the Company  with the Federal
               Energy Regulatory Commission seeking, among other things, authority for and approval of the issuance and sale of Bonds and a copy of the Letter of Authority issued by the Chief Accountant of such Commission, dated __________, authorizing and approving the issuance and sale of the Bonds;

                    (l) counterparts of the Underwriting  Agreement  executed by you and the Company; and

                    (m) other information,  documents, and material which I deem sufficient along with the foregoing to support this opinion.

                  In addition,  in connection with this opinion, I have reviewed various orders and certificates of, and members of the legal staff of IES Industries Inc. had telephone conversations with, public officials. I have not examined the Bonds, except a specimen thereof.

                  Subject to the foregoing and to the further exceptions and qualifications set forth below and having regard to all legal and factual considerations which I deem relevant and based upon all such other information and documents furnished to or obtained by me as I believe necessary to enable me to render this opinion, including certificates of public officials, I am of the opinion that:

                  1. The Company has been duly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Iowa, with full power and authority (corporate and other) to own its property and to conduct its business as presently being conducted all within the State of Iowa.

                  2. The Bonds, the Mortgage, the Class "A" Bonds, the 1940 Indenture and the ISU 1923 Indenture conform in all material respects to the descriptions thereof in the Prospectus.

                  3. The Underwriting Agreement has been duly authorized, executed and delivered on behalf of the Company.

                  4. The Class "A" Bonds have been duly authorized and, when duly executed, authenticated, issued and delivered to the Trustee, will constitute valid and legally binding obligations of the Company entitled to the benefits and security provided by the 1940 Indenture, enforceable against the Company in accordance with their terms except as the same may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally, by general principles of equity (regardless of whether or not enforceability is considered in a proceeding in equity or at law).

                  5.  The  Bonds  have  been  duly  authorized  and,  when  duly executed, authenticated, issued and delivered to and paid for by you in accordance with the terms of the Underwriting Agreement, will constitute valid and legally binding obligations of the Company entitled to the benefits and security provided by the Mortgage, enforceable against the Company in accordance with their terms except as the same may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally, by general principles of equity (regardless of whether or not enforceability is considered in a proceeding in equity or at law).

                  6. The Mortgage, the 1940 Indenture, and the ISU 1923 Indenture have been duly and validly authorized by all necessary corporate action of the Company, have been duly executed, acknowledged and delivered by the Company and are valid and legally binding instruments enforceable against the Company in accordance with their terms, except as limited by laws with respect to or affecting the remedies to enforce the security provided by the Mortgage, which laws do not, in my opinion, make inadequate the remedies necessary for the realization of the benefits of such security, and except as the same may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally, by general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and by an implied covenant of good faith and fair dealing.

                  7. The execution and delivery of the Underwriting Agreement, the consummation of the transactions therein contemplated and the fulfillment of the terms thereof do not and will not conflict with, or result in a breach by, the Company of any of the terms or provisions of, or constitute a default under, the Articles of Incorporation or By-laws of the Company, the Mortgage, the 1940 Indenture or the ISU 1923 Indenture, or to the best of my knowledge after reasonable investigation, any other indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party or by which it or any of its properties are bound, including the Agreement and Plan of Merger, by and among, WPL Holdings, Inc., IES Industries Inc., Interstate Power Company (a Delaware corporation), WPLH Acquisition Co., and Interstate Power Company (a Wisconsin corporation), dated as of November 10, 1995, as amended.

                  8. The Company has good and valid title to all of the principal properties subject to the lien of the Mortgage, subject only to (a) Permitted Liens (as defined in the Mortgage), (b) the prior lien of the 1940 Indenture on certain properties of the Company, (c) the prior lien of the ISU 1923 Indenture on certain other properties of the Company and (d) minor restrictions, exceptions and reservations in conveyance and defects which are of a nature ordinarily found in property of a similar character and magnitude; and the Company possesses the power of eminent domain with respect to its present public utility operations.

                  9. The references in the Mortgage to the descriptions in the 1940 Indenture and the ISU 1923 Indenture of the properties subject to the lien of the 1940 Indenture and the ISU 1923 Indenture are adequate to constitute the Mortgage a lien on such properties, subject only to (a) Permitted Liens (as defined in the Mortgage), (b) the prior lien of the 1940 Indenture on certain properties of the Company, (c) the prior lien of the ISU 1923 Indenture on certain other properties of the Company and (d) minor restrictions, exceptions and reservations in conveyance and defects which are of a nature ordinarily found in property of a similar character and magnitude; the Mortgage constitutes a valid direct mortgage lien upon all physical properties in the State of Iowa acquired by the Company after the date of the Mortgage, subject only to (v) Permitted Liens (as defined in the Mortgage), (w) the prior lien of the 1940 Indenture on certain properties of the Company, (x) the prior lien of the ISU 1923 Indenture on certain other properties of the Company, (y) minor restrictions, exceptions and reservations in conveyance and defects which are of a nature ordinarily found in property of a similar character and magnitude and
(z) liens, charges or encumbrances existing or placed thereon at the time of acquisition.

                  10. The 1940 Indenture constitutes a valid direct first mortgage lien upon all properties subject to the lien thereof, subject only to
(a) Permitted Encumbrances as defined therein, and (b) minor restrictions, exceptions and reservations in conveyance and defects which are of a nature ordinarily found in property of a similar character and magnitude; the 1940 Indenture constitutes and will constitute a valid direct first mortgage lien upon all physical properties and franchises in the State of Iowa acquired by the Company after the date of the 1940 Indenture until the Merger of Iowa Southern Utilities Company into the Company on December 31, 1993, and on all property thereafter acquired by the Company other than property which is appurtenant to the property owned by Iowa Southern Utilities Company immediately prior to such merger, subject only to (x) Permitted Encumbrances (as defined therein), (y) minor restrictions, exceptions and reservations in conveyance and defects which are of a nature ordinarily found in property of similar character and magnitude, and (z) any liens, charges or encumbrances existing or placed thereon at the time of acquisition.

                  11. The ISU 1923 Indenture constitutes a valid direct first mortgage lien upon all properties subject to the lien thereof, subject only to
(a) Permitted Liens as defined therein, and (b) minor restrictions, exceptions and reservations in conveyance and defects which are of a nature ordinarily found in property of a similar character and magnitude; the ISU 1923 Indenture constitutes and will constitute a valid direct first mortgage lien upon all physical properties and franchises in the State of Iowa acquired by Iowa Southern Utilities Company after the date of the ISU 1923 Indenture until the Merger of Iowa Southern Utilities Company into the Company on December 31, 1993, and, on all property thereafter acquired by the Company which is appurtenant to the property owned by Iowa Southern Utilities Company immediately prior to such merger, subject only to (x) Permitted Liens (as defined therein), (y) minor restrictions, exceptions and reservations in conveyance and defects which are of a nature ordinarily found in property of similar character and magnitude, and
(z) any liens, charges or encumbrances existing or placed thereon at the time of acquisition.

                  12. The Mortgage, the 1940 Indenture, and the ISU 1923 Indenture have been duly filed and recorded in all jurisdictions in which it is necessary for the Mortgage, the 1940 Indenture, and the ISU 1923 Indenture to be filed and recorded in order to constitute a lien of record on the property subject thereto; appropriate financing statements have been filed in the appropriate offices in the State of Iowa; and each such recording or filing is fully effective to give constructive notice of the contents of each such recorded or filed document to all purchasers, mortgagees and secured parties (except for after-acquired property) covered thereby.

                  13. The Chief Accountant of the Federal Energy Regulatory Commission ("FERC") has authorized the issuance and sale of the Bonds, which authorization is, to the best of my knowledge, still in full force and effect; the issuance and sale of the Bonds to you pursuant to the Underwriting Agreement are in conformity with the terms of such authorization; and no other authorization, approval or consent of any other governmental body is legally required for the issuance and sale of the Bonds pursuant to the Underwriting Agreement, except such as have been obtained under the Securities Act of 1933, as amended ("Securities Act"), and such as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Bonds by you.

                  14. Except as referred to in the Registration Statement and Prospectus, to the best of my knowledge, there are no material or contemplated legal proceedings to which the Company is or may be a party or of which property of the Company is or may be subject which depart from the ordinary routine litigation incident to the kinds of business conducted by the Company.

                  15. The documents incorporated by reference in the Prospectus (other than the financial statements and financial and statistical data, as to which I express no opinion), when they were filed with the Securities and Exchange Commission (the "Commission"), complied as to form in all material respects with the requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder of the Commission; and I have no reason to believe that any of such documents, when they were so filed, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading.

                  16. To the best of my knowledge, there are no contracts or other instruments or documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required.

                  17. The Company has the legal right to function and operate as an electric and gas utility in the State of Iowa, holds valid and subsisting franchises authorizing it to carry on the utility business in which it is engaged in all incorporated communities having a population of 1,000 or more [(except in ______________, Iowa, where operations have not been impaired by the expiration of such franchises)], and has adequate licenses and permits where required by law to maintain electric and gas transmission and distribution lines through unincorporated areas and over public lands not located in incorporated communities and over private rights-of-way in the territory which it serves.

                  I am a member of the bar of the State of Iowa and do not hold myself out as an expert on the laws of any other State. With respect to the opinions set forth in Paragraphs 4, 5, and 6 above, I call your attention to the fact that the provisions of the Atomic Energy Act of 1954, as amended, and regulations promulgated thereunder impose certain licensing and other requirements upon persons (such as the Trustee, as defined in the Mortgage, or other purchasers pursuant to the remedial provisions of the Mortgage, the 1940 Indenture, or the ISU 1923 Indenture) who seek to acquire, possess or use nuclear production facilities.

                  The opinion set forth above is solely for the benefit of the addressees of this letter and may not be relied upon in any manner by any other person without my prior written consent, except that Winthrop, Stimson, Putnam & Roberts may rely on this opinion as to all matters of Iowa law in rendering their opinions required to be delivered under the Underwriting Agreement.


                                                             Very truly yours,

                                                                      EXHIBIT B



               [Letterhead of Winthrop, Stimson, Putnam & Roberts]



                                                                       [Date]



Re: IES Utilities Inc.
$__________ Collateral Trust Bonds ___% Series Due ____

Ladies and Gentlemen:

                  We have acted as Counsel for IES Utilities Inc. ("Company") in connection with the issuance and sale by the Company to you pursuant to the Underwriting Agreement dated __________ ("Underwriting Agreement") between the Company and you, of $_________ in principal amount of Collateral Trust Bonds
___% Series Due ____ (the "Bonds"), issued under the Company's Indenture of Mortgage and Deed of Trust, dated as of September 1, 1993, to The First National Bank of Chicago, as Trustee (the "Trustee"), as heretofore supplemented and as further supplemented by the _____ Supplemental Indenture, dated as of __________. Said Indenture of Mortgage and Deed of Trust as so supplemented is herein referred to as the "Mortgage".

                  We are members of the New York Bar and, for purposes of this opinion, do not hold ourselves out as experts on the laws of any jurisdiction other than the State of New York and the United States of America. We have, with your consent, relied upon the opinion of even date herewith addressed to you by __________, Counsel for IES Industries Inc., as to the matters covered in such opinion relating to Iowa law. We have reviewed said opinion and believe that it is satisfactory and that you and we are justified in relying thereon.

                  We also examined such other documents and questions of law and satisfied ourselves as to such other matters as we have deemed necessary in order to enable us to express this opinion. We have not examined and are expressing no opinion or belief as to matters relating to the incorporation of the Company, titles to property of the Company, franchises of the Company, or the descriptions of properties in, the nature and the extent of the lien of, the absence of liens and encumbrances prior to the lien of, or the recordation of, the Mortgage, IELP 1940 Mortgage and ISU 1923 Mortgage (the terms "IELP 1940 Mortgage" and "ISU 1923 Mortgage" as used herein shall have the same meaning as those terms in the Mortgage). We also have not examined the Bonds, except a specimen thereof. As to various questions of fact material to this opinion, we have relied upon representations and certificates of officers and representatives of the Company and statements in the Registration Statement (the terms "Registration Statement" and "Prospectus," as used herein, have the same meanings as those words in the Underwriting Agreement). We have also examined originals, or copies of originals certified to our satisfaction, of such agreements, documents, certificates and other instruments as we have considered relevant and necessary as a basis for such opinion. In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to the originals of the documents submitted to us as certified or photostatic copies.

                  Subject to the foregoing and to the further exceptions and qualifications set forth below, we are of the opinion that:

                  1. The Mortgage has been duly and validly authorized by all necessary corporate action of the Company, has been duly executed, acknowledged and delivered by the Company and is a valid and legally binding instrument enforceable against the Company in accordance with its terms, except as limited by laws with respect to or affecting the remedies to enforce the security provided by the Mortgage, and by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally, by general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and by an implied covenant of good faith and fair dealing; and the Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

                  2.  The  Bonds  have  been  duly  authorized  and,  when  duly executed, authenticated, issued and delivered to and paid for by you in accordance with the terms of the Underwriting Agreement, will constitute valid and legally binding obligations of the Company entitled to the benefits and security provided by the Indenture enforceable against the Company in accordance with their terms except as the same may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally, by general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and by an implied covenant of good faith and fair dealing.

                  3. The summaries of the terms of the Mortgage, the Bonds, the Class "A" Bonds (as defined in the Mortgage), the IELP 1940 Mortgage and the ISU 1923 Mortgage contained in the Registration Statement and the Prospectus fairly describe in all material respects the provisions thereof required to be described by the registration statement form.

                  4. The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

                  5. The execution and delivery of the Underwriting Agreement, the consummation of the transactions therein contemplated and the fulfillment of the terms thereof do not and will not conflict with, or result in a breach by the Company of, any of the terms or provisions of, or constitute a default under, the Articles of Incorporation or By-laws of the Company, the Mortgage, the IELP 1940 Mortgage, the ISU 1923 Mortgage, or, to the best of our knowledge, any other indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party or by which it or any of its properties are bound.

                  6. The  Chief  Accountant  of the  Federal  Energy  Regulatory
Commission has authorized the issuance and sale of the Bonds, which authorization is, to the best of our knowledge, still in full force and effect; the issuance and sale of the Bonds to you pursuant to the Underwriting Agreement are in conformity with the terms of such authorization; and no other authorization, approval or consent of any other federal commission or regulatory authority is legally required for the issuance and sale of the Bonds pursuant to the Underwriting Agreement, except such as have been obtained under the Securities Act of 1933, as amended ("Securities Act") or the Trust Indenture Act.

                  7. To the best of our knowledge, the Registration Statement is, at the date hereof, effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for a stop order with respect thereto have been instituted or are pending or threatened under the Securities Act; the Registration Statement, at the time of its effectiveness, and the Prospectus, at the time first filed with the Securities and Exchange Commission ("Commission") pursuant to Rule 424 under the Securities Act, complied as to form in all material respects with the requirements of the Securities Act and the Trust Indenture Act, and the applicable rules and regulations of the Commission thereunder (except that we express no opinion as to the financial statements or other financial or statistical data included or incorporated by reference therein or as to the Form T-1 filed as an exhibit to the Registration Statement).

                  8. The Company and IES Industries Inc. are currently exempt from regulation under the Public Utility Holding Company Act of 1935, as amended, except under Section 9(a)(2) thereof.

                  9. To the best of our knowledge, there are no contracts or other instruments or documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required.

                  In passing upon the forms of the Registration Statement and the Prospectus, we necessarily assume the correctness and completeness of the statements made by the Company and the information included or incorporated by reference in the Registration Statement and the Prospectus and take no responsibility therefor, except insofar as such statements relate to us and as set forth in paragraph 3 above. In connection with the preparation of the Registration Statement and the Prospectus, we have had discussions with certain of the Company's officers and representatives, with other counsel for the Company, with your counsel and with Arthur Andersen LLP, the independent certified public accountants who examined certain of the financial statements included or incorporated by reference in the Registration Statement. Our examination of the Registration Statement and the Prospectus and our discussions did not disclose to us any information that gives us reason to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, at the time first filed with the Commission pursuant to Rule 424 under the Securities Act and at the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. We do not express any opinion or belief as to the financial statements or other financial or statistical data included or incorporated by reference in the Registration Statement or the Prospectus or as to the statements contained in the Form T-1 filed as an exhibit to the Registration Statement.

                  With respect to the opinions set forth in Paragraphs 1 and 2 above, we call your attention to the fact that the provisions of the Atomic Energy Act of 1954, as amended, and regulations promulgated thereunder impose certain licensing and other requirements upon persons (such as the Trustee, as defined in the Mortgage, or other purchasers pursuant to the remedial provisions of the Mortgage, the IELP 1940 Mortgage, and the ISU 1923 Mortgage) who seek to acquire, possess or use nuclear production facilities.

                  As used in this opinion, the phrase "to the best of our knowledge" is intended to mean the actual knowledge or information known by the lawyers in our firm who have been principally involved in the transactions contemplated by the Underwriting Agreement.

                  The opinion set forth above is solely for your benefit in connection with the Underwriting Agreement and the transactions contemplated thereunder and may not be quoted or furnished to, or relied upon in any manner by, any other person or utilized for any other purpose without our prior written consent.

                                            Very truly yours,


                                            WINTHROP, STIMSON, PUTNAM & ROBERTS

                                                                      EXHIBIT C




                      [Letterhead of Dorsey & Whitney LLP]


                                     [Date]


Re:  IES Utilities Inc.
$__________ Collateral Trust Bonds ___% Series Due ____


Ladies and Gentlemen:

                  We have acted as your counsel in connection with the issuance and sale by IES Utilities, Inc. (the "Company") to you pursuant to the Underwriting Agreement dated __________ ("Underwriting Agreement") between the Company and you, of $__________ in principal amount of Collateral Trust Bonds ___% Series (the "Bonds"), issued under the Company's Indenture, dated as of September 1, 1993, to The First National Bank of Chicago, as Trustee (the "Trustee"), as supplemented by the _____ Supplemental Indenture, dated as of __________. Said Indenture of Mortgage and Deed of Trust as so supplemented is herein referred to as the "Mortgage"). This opinion is being delivered pursuant to Section 8(d) of the Underwriting Agreement.

                  We have examined such documents and reviewed such questions of law as we have considered necessary and appropriate for the purposes of this opinion.

                  In rendering our opinions below, we have assumed the authenticity of all documents submitted to us as originals, the genuineness of all signatures and the conformity to authentic originals of all documents submitted to us as copies or specimens. We have also assumed the legal capacity for all purposes relevant hereto of all natural persons and, with respect to all parties to agreements or instruments relevant hereto other than the Company, that such parties had the requisite power and authority (corporate or other) to execute, deliver and perform such agreements or instruments, that such agreements or instruments have been duly authorized by all requisite action (corporate or other), executed and delivered by such parties and that such agreements or instruments are the valid, binding and enforceable obligations of such parties. As to questions of fact material to our opinions, we have relied on certificates of officers of the Company and of public officials.

                  Certain of our opinions expressed below as to factual matters are qualified as being limited "to the best of our knowledge" or by other words to the same or similar effect. Such words, as used herein, mean the information known to ___________, ___________ and __________, the attorneys who have represented you in connection with the transactions contemplated by the Underwriting Agreement. In rendering such opinions, we have not conducted any independent investigation or consulted with other attorneys in our firm with respect to the matters covered thereby.

                  On the basis of such examination, we advise you that, in our opinion:

                  1. The Company is a validly organized and existing corporation in good standing under the laws of the State of Iowa.

                  2. The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

                  3. The Mortgage has been duly and validly authorized by all requisite corporate action, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms.

                  4. The Mortgage has been duly qualified under the Trust Indenture Act of 1939, as amended ("Trust Indenture Act").

                  5. The Bonds have been duly authorized by all requisite corporate action and, when duly executed, authenticated, issued and delivered to and paid for by you in accordance with the terms of the Underwriting Agreement, will constitute valid and legally binding obligations of the Company entitled to the benefits and security provided by the Mortgage.

                  6. The  Chief  Accountant  of the  Federal  Energy  Regulatory
Commission has authorized the issuance and sale of the Bonds, which authorization is, to the best of our knowledge, still in full force and effect; the issuance and sale of the Bonds to you pursuant to the Underwriting Agreement is in conformity with the terms of such authorization; and no other authorization, approval or consent of any other federal commission or regulatory authority is legally required for the issuance and sale of the Bonds pursuant to the Underwriting Agreement, except such as have been obtained under the Securities Act of 1933, as amended ("Securities Act"), or the Trust Indenture Act.

                  7. The Company's registration statements on Form S-3 (File Nos. 33-62259 and 333-_____) relating to the Bonds (collectively, the "Registration Statement") have become effective under the Securities Act, and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for a stop order with respect thereto have been instituted or are pending or threatened under the Securities Act.

                  8. The Company is a subsidiary of IES Industries Inc., an Iowa corporation, and both are exempt from regulation under the Public Utility Holding Company Act of 1935, as amended, except under Section 9(a)(2) thereof.

The opinions set forth above are subject to the following qualifications and exceptions:

                  (a) Our opinions are subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar law of general application affecting creditors' rights.

                  (b) Our opinions are subject to the effect of general principles of equity, including (without limitation) concepts of materiality, reasonableness, good faith and fair dealing, estoppel, election of remedies and other similar doctrines affecting the enforceability of agreements generally (regardless of whether considered in a proceeding in equity or at law).

                  (c) We express no opinion concerning any person's rights in or title to any real or personal property. We express no opinion with regard to the filing or recording of any agreement or instrument. We express no opinion with respect to the validity, perfection or priority of any lien or security interest.

                  (d) The rights of debtors, guarantors and other secured parties to receive notices under Sections 9-504 and 9-505 of the Uniform Commercial Code ("UCC") may not be waived prior to default, the failure to comply with such notice requirements may bar or limit the recovery of any deficiency remaining after the retention or sale of repossessed collateral, and a secured party may be required to obtain, after appropriate notice and hearing, a judgment or decree of a court of competent jurisdiction permitting the secured party to enforce its rights to take possession and dispose of any of its collateral.

                  (e) The rights of debtors, guarantors and other secured parties to redeem collateral under Section 9-506 of the UCC may not be waived prior to default.

                  (f) The duties to exercise reasonable care in the custody and preservation of collateral in a secured party's possession and to deal with and dispose of collateral in a commercially reasonable manner as required by the UCC or other applicable law may not be disclaimed by agreement, waived or released prior to default.

                  (g) Notwithstanding certain language of the Mortgage, the Trustee may be limited to recovery of only reasonable expenses or attorneys' fees and legal expenses with respect to the enforcement of the Mortgage and the liens or security interests created under the Mortgage.

                  (h) We express no opinion as to the enforcement of indemnification provisions in the Mortgage.

                  (i) Certain rights, remedies and waivers contained in the Mortgage may be limited or rendered ineffective by applicable laws governing such provisions, but such laws do not, in our opinion, render the Mortgage invalid as a whole, or invalidate the obligations created thereunder or the liens or security interests created thereby, and the Mortgage does contain the customary remedial provisions which are normally used to allow the practical realization of the rights and benefits afforded thereby.

                  (j) The provisions of the Atomic Energy Act of 1954, as amended, and regulations promulgated thereunder, impose certain licensing and other requirements upon persons (such as the Trustee or other purchasers pursuant to the remedial provisions of the Mortgage) who seek to acquire, possess or use nuclear production facilities.

                  Our opinions expressed above are limited to the laws of the States of Iowa and New York and the federal laws of the United States of America.

                  The foregoing opinions are being furnished to you solely for your benefit and may not be relied upon by, nor may copies be delivered to, any other person without pour prior written consent.


                                                     Very truly yours,

                              DORSEY & WHITNEY LLP

                      [Letterhead of Dorsey & Whitney LLP]


                                     [Date]


Re:  IES Utilities Inc.
$__________ Collateral Trust Bonds ___% Series Due ____


Ladies and Gentlemen:

                  This letter relates to the registration under the Securities Act of 1933, as amended (the "Act"), and offering of $__________ in aggregate principal amount of Collateral Trust Bonds, ___% Series Due ____ (the "Bonds") of IES Utilities Inc., an Iowa corporation (the "Company"). The registration statements of the Company on Form S-3 (File Nos. 33-62259 and 333-_____) (collectively, the "Registration Statement") was filed in accordance with procedures of the Securities and Exchange Commission (the "Commission") permitting a delayed or continuous offering of securities pursuant thereto and, if appropriate, a post-effective amendment or prospectus supplement that provides information relating to the terms of the securities and the manner of their distribution. The Bonds have been offered by the Prospectus dated __________ (the "Prospectus"), as supplemented by the Prospectus Supplement dated __________ (the "Prospectus Supplement"), which updates or supplements certain information contained in the Prospectus. The Prospectus, as so supplemented, does not necessarily contain a current description of the Company's business and affairs since, pursuant to form S-3, it incorporates by reference certain documents filed with the Commission which contain information as of various dates.

                  In accordance with our understanding with you as to the scope of our services under the circumstances applicable to the offering of the Bonds, we reviewed the Registration Statement, the Prospectus and the Prospectus Supplement, participated in the discussions with your representatives and those of the Company, its counsel and its independent public accountants and advised you as to the requirements of the Act and the applicable rules and regulations thereunder. Between the date of the Prospectus Supplement and the date of delivery of this letter, we participated in further discussions with your representatives and those of the Company, its counsel and its independent public accountants regarding the contents of certain portions of the Prospectus and the Prospectus Supplement and certain related matters, and reviewed certificates of certain officers of the Company, opinions addressed to you from counsel to the Company and letters addressed to you from independent public accountants of the Company.

                  On the basis of the information that was reviewed by us in the course of the performance of the services referred to above, in our opinion (i) the Registration Statement, as of its effective date, and the Prospectus, as supplemented by the Prospectus Supplement as of the date of the Prospectus Supplement, complied as to form in all material respects with the requirements of the Act and the Trust Indenture Act of 1939, as amended, and the respective, applicable rules and regulations thereunder (ii) the summaries of the terms of the Mortgage, the Bonds, the Class "A" Bonds, the 1940 Indenture and the ISU 1923 Indenture (as such terms are defined in the Prospectus) contained in the Registration Statement, the Prospectus and the Prospectus Supplement fairly describe in all material respects the provisions thereof required to be described in the registration statement form. Further, nothing that came to our attention in the course of such review has caused us to believe that the Registration Statement, on such effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as supplemented by the Prospectus Supplement, as of the date of the Prospectus Supplement and as of the date and time of delivery of this letter, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  The limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process are such, however, that we do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus or the Prospectus Supplement. Also, we do not express any opinion or belief as to the financial statements or other financial data contained in the Registration Statement, the Prospectus or the Prospectus Supplement, or as to the statement of the eligibility and qualification of the Trustee under the Indenture under which the Bonds are being issued.

                  This letter is furnished by us as counsel to you solely for your benefit and may not be relied upon by, nor may copies be delivered to, any other person without our prior written consent.

                                                     Very truly yours,

                              DORSEY & WHITNEY LLP

                                                                       EXHIBIT D


                  Pursuant to subsection (e) of Section 8 of the Underwriting Agreement, Arthur Andersen LLP shall furnish a letter to the Representative to the effect that:

         (1) They are independent certified public accountants with respect to the Company within the meaning of the Securities Act and the applicable published rules and regulations thereunder;

         (2) In their opinion, the financial statements and schedules audited by them and included or incorporated by reference in the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the related published rules and regulations thereunder;

         (3) On the basis of performing the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS No. 71, Interim Financial Information, on the latest available unaudited financial statements included or incorporated by reference in the Registration Statement, a reading of the latest available interim unaudited financial statements of the Company, the minutes of the meetings of the Board of Directors, the Executive Committee thereof and the stockholders of the Company, respectively, since the close of the most recent audited fiscal year to a specified date not more than five business days prior to the Closing Date, and inquiries of officials of the Company who have responsibility for the respective company's financial and accounting matters (it being understood that the foregoing procedures do not constitute an audit made in accordance with generally accepted auditing standards and that they would not necessarily reveal matters of significance with respect to the comments made in such letter, and, accordingly, that Arthur Andersen LLP makes no representation as to the sufficiency of such procedures for the several Underwriters' purposes), nothing has come to their attention which caused them to believe that

                  (a) any unaudited financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the related published rules and regulations thereunder;

                  (b) the audited and any unaudited selected financial information and supplemental financial information and ratios of earnings to fixed charges included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable disclosure requirements of Regulation S-K promulgated under the Securities Act;

                  (c)  any  material   modifications  should  be  made  to  said
unaudited financial statements for them to be in conformity with generally accepted accounting principles;

                  (d) for the period from ___________ to the date of the latest available unaudited financial statements of the Company, there was any decrease in operating revenues, operating income or net income as compared with the corresponding period in the preceding year, except in all instances for decreases which the Prospectus discloses have occurred or may occur or except as set forth in such letter; and

                  (e) at a specified date not more than ______ days prior to the Closing Date there was any change in the capital stock or long-term debt of the Company, in each case as compared with amounts shown in the most recent balance sheet incorporated by reference in the Prospectus, except in all instances for changes or decreases which the Prospectus discloses have occurred or may occur, for declarations of dividends, for the repayment or redemption of long-term debt, for the amortization of premium or discount on long-term debt, for the redemption or purchase of preferred stock for sinking fund purposes, for any increases in long-term debt in respect of previously issued pollution control revenue bonds, or for changes or decreases as set forth in such letter, identifying the same and specifying the amount thereof.

         (4) In addition to the audit referred to in their reports included or incorporated by reference in the Prospectus and the inspection of minute books, inquiries and other limited procedures referred to in paragraph 3 above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information including certain pro forma information specified by the Representative which are derived from the general accounting records of the Company which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representative or in documents incorporated by reference in the Prospectus specified by the Representative and agreed to by the Company, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and have found them to be in agreement.